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                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas E. Komula his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Alternative Living Services, Inc. (the "Company"), relating to the Amended and Restated Alternative Living Services, Inc. 1995 Stock Incentive Plan and certain other employee benefit plans of the Company, filed with the Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 29th day of July, 1997.


                                            /s/ Richard W. Boehlke
                                           -----------------------------------
                                           Richard W. Boehlke


                                            /s/ Gene E. Burleson
                                           -----------------------------------
                                           Gene E. Burleson


                                            /s/ Robert Haveman
                                           -----------------------------------
                                           Robert Haveman


                                            /s/ Ronald G. Kenny
                                           -----------------------------------
                                           Ronald G. Kenny


                                            /s/ William F. Lasky
                                           -----------------------------------
                                           William F. Lasky


                                            /s/ John D. Peterson
                                           -----------------------------------


                                            /s/ William G. Petty, Jr.
                                           -----------------------------------
                                           William G. Petty, Jr.


                                            /s/ Jerry L. Tubergen
                                           -----------------------------------
                                           Jerry L. Tubergen






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